Exhibit 23


Consent of Independent Auditors

We consent to the incorporation by reference in the following registration statements of Laboratory Corporation of America Holdings:

Form S-8  (No. 333-102602)   DIANON Systems, Inc. 1996 Stock Incentive Plan
                             DIANON Systems, Inc. 1999 Stock Incentive Plan
                             DIANON Systems, Inc. 2000 Stock Incentive Plan
                             DIANON Systems, Inc. 2001 Stock Incentive Plan
                             UroCor, Inc. Second Amended and Restated 1992
                              Stock Option Plan

Form S-8  (No. 333-97745)    Dynacare Inc. Amended and Restated Employee Stock
                              Option Plan

Form S-8  (No. 333-90764)    Laboratory Corporation of America Holdings Amended
                              and Restated 2000 Employee Stock Option Plan

Form S-3  (No. 333-71896)    $744,000,000 of Liquid Yield Option - Trademark-
                              Option Notes due 2021 ("LYONs") (Zero Coupon
                              Subordinated)

Form S-8  (No. 33-43006-99)  National Health Laboratories Incorporated 1988
                              Stock Option Plan

Form S-8  (No. 33-55065)     National Health Laboratories Incorporated 1994
                              Stock Option Plan

Form S-8  (No. 333-39735)    Laboratory Corporation of America Holdings 1995
                              Stock Plan for Non-Employee Directors

Form S-8  (No. 333-94329)    Laboratory Corporation of America Holdings Amended
                              and Restated 1999 Stock Incentive Plan

Form S-8  (No. 333-94331)    Laboratory Corporation of America Holdings 1997
                              Employee Stock Purchase Plan


of our report dated March 20, 2002, with respect to the consolidated financial statements of Dynacare Inc. included in Exhibit 99.2 of the Current Report on Form 8-K of Laboratory Corporation of America Holdings, dated February 18, 2003.



/s/ Ernst & Young LLP
Dallas, Texas
February 18, 2003